Exhibit 99.1

News Release

5555 Darrow Road • Hudson • Ohio 44236 • Phone: 330/656-2600 Fax: 330/463-6675
FOR IMMEDIATE RELEASE
JO-ANN STORES TO BE ACQUIRED BY LEONARD GREEN & PARTNERS, L.P.
FOR $61.00 PER SHARE IN CASH
HUDSON, OH — December 23, 2010 — Jo-Ann Stores, Inc. (NYSE: JAS) today announced that it has entered into a definitive agreement to be acquired by an affiliate of Leonard Green & Partners, L.P., for a total price of approximately $1.6 billion, or $61.00 per share in cash. The offer price represents a 34% premium to the closing price of Jo-Ann’s shares on December 22, 2010.
The board of directors of Jo-Ann Stores, on the recommendation of a special committee comprised entirely of independent directors (the Special Committee), approved the merger agreement by a unanimous vote of the non-employee directors and recommends that the company’s shareholders adopt the agreement.
Darrell Webb, chairman and chief executive officer of Jo-Ann Stores, commented, “We are excited about the prospect of working with Leonard Green & Partners as we further capitalize on opportunities to accelerate the expansion and upgrade of our stores and pursue market share gains. With the help of our talented and dedicated team, we will continue to offer our customers a superior shopping experience for all of their fabric and craft needs.”
Jo-Ann Stores’ lead director and chairman of the Special Committee, Scott Cowen, stated, “After a thorough assessment, the Special Committee and the board of directors concluded that the proposal put forth by Leonard Green & Partners is the best way to maximize value for shareholders, who will receive a substantial and immediate cash premium for their shares. While the company was not actively seeking this transaction, once the offer was received and negotiated, the Special Committee determined that it was in the best interest of the company’s shareholders, as well as its employees and other partners. Leonard Green & Partners has significant expertise in the retail space and is dedicated to cultivating and supporting the growth of Jo-Ann’s business.”
Todd Purdy of Leonard Green & Partners said, “Jo-Ann Stores is a clear leader in the fabric and craft retail industry. We are excited to partner with Jo-Ann Stores’ talented management team and look forward to the next phase of the company’s growth.”
If the acquisition is approved by the holders of a majority of Jo-Ann Stores’ shares of common stock, the transaction is expected to close in the first half of calendar 2011. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals, but is not subject to any condition with regard to the financing of the transaction. In accordance with the merger agreement, the board of directors will also be permitted to solicit alternative proposals through February 14, 2011, to ensure the transaction is the best available for its shareholders.
J.P. Morgan, Bank of America Merrill Lynch and TCW/Crescent Mezzanine have provided committed financing for the transaction.
Jo-Ann Stores will file a preliminary proxy statement with the SEC which will contain detailed information about the transaction and the board and special committee process. Once the SEC completes

News Release

5555 Darrow Road • Hudson • Ohio 44236 • Phone: 330/656-2600 Fax: 330/463-6675
its review of the preliminary proxy statement, Jo-Ann Stores will file the definitive proxy statement with the SEC and distribute it to shareholders.
Centerview Partners and J.P. Morgan are serving as financial advisors and Sullivan & Cromwell LLP and Thompson Hine LLP as legal advisors to the Jo-Ann Stores board of directors. Bank of America Merrill Lynch and Barclays Capital are serving as financial advisors and Latham & Watkins LLP and Squire, Sanders & Dempsey L.L.P. are serving as legal advisors to Leonard Green & Partners.
About Jo-Ann Stores, Inc.
Jo-Ann Stores, Inc. (www.joann.com) is the nation’s largest specialty retailer of fabrics and one of the largest specialty retailers of crafts, operating 756 stores in 48 states.
About Leonard Green & Partners, L.P.
Leonard Green & Partners is a leading private equity firm with over $9 billion in equity capital under management. Based in Los Angeles, Leonard Green & Partners invests in market leading companies across a range of industries. Significant current retail investments include Whole Foods Market, PETCO Animal Supplies, Leslie’s Poolmart, Sports Authority, The Container Store, Tourneau, David’s Bridal, Neiman Marcus Group, Jetro Cash & Carry and Tire Rack.
Cautionary Statement Regarding Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Jo-Ann, the proposed merger and its business. These forward-looking statements can be identified by the use of terminology such as “subject to,” “believe,” “expects,” “plan,” “project,” “estimate,” “intend,” “may,” “will,” “should,” “can,” or “anticipates,” or the negative thereof, or variations thereon, or comparable terminology, or by discussions of strategy. Although all of these forward looking statements are believed to be reasonable, they are inherently uncertain. Factors which may materially affect such forward-looking statements include, but are not limited to general economic conditions, risks in implementing new marketing initiatives, natural disasters and geo-political events, changes in customer demand, changes in trends in the fabric and craft industry, changes in the competitive pricing for products, the impact of competitors’ store openings and closings, our dependence on suppliers, seasonality, disruptions to the transportation system or increases in transportation costs, energy costs, our ability to recruit and retain highly qualified personnel, our ability to manage our inventory, our ability to effectively manage our distribution network, disruptions to our information systems, failure to maintain the security of our electronic and other confidential information, failure to comply with various laws and regulations, failure to successfully implement the store growth strategy, changes in accounting standards and effective tax rates, inadequacy of our insurance coverage, cash and cash equivalents held at financial institutions in excess of federally insured limits, volatility of our stock price, damage to our reputation, and other factors, and uncertainties associated with the proposed sale of Jo-Ann to a company controlled by Leonard Green & Partners L.P., including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction. Other important factors that may cause actual results to differ materially from those expressed in the forward looking statements are discussed in Jo-Ann’s Securities and Exchange Commission filings.

News Release

5555 Darrow Road • Hudson • Ohio 44236 • Phone: 330/656-2600 Fax: 330/463-6675
Readers are cautioned not to place undue reliance on forward-looking statements. Jo-Ann cannot guarantee future results, trends, events, levels of activity, performance or achievements. Jo-Ann does not undertake and specifically declines any obligation to update, republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Consequently, such forward-looking statements should be regarded solely as Jo-Ann’s current plans, estimates and beliefs.
Additional Information and Where to Find It
In connection with the Merger, Jo-Ann will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the company. BEFORE MAKING ANY VOTING DECISION, JO-ANN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Jo-Ann’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Jo-Ann’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Jo-Ann Stores Inc., Attn: Corporate Communications, 5555 Darrow Road, Hudson, Ohio 44236, telephone: (330) 463-6865, or from the investor relations section of the company’s website, http://www.joann.com.
Participants in Solicitation
Jo-Ann and its directors and officers may be deemed to be participants in the solicitation of proxies from Jo-Ann’s shareholders with respect to the special meeting of shareholders that will be held to consider the Merger. Information about Jo-Ann’s directors and executive officers and their ownership of the company’s common stock is set forth in the proxy statement for Jo-Ann’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2010. Shareholders may obtain additional information regarding the interests of Jo-Ann and its directors and executive officers in the Merger, which may be different than those of Jo-Ann’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Investor Contact: Brad Cohen ICR, LLC 203/682-8211	Media Contact: Lisa Greb Director, Corporate Communications Jo-Ann Stores, Inc. 330/463-3442

Leonard Green & Partners Contact: Michael Gennaro Chief Operating Officer Leonard Green & Partners, L.P. 310/954-0414